Exhibit 13.1

CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Global-Tech Appliance Inc. (the “Company”) on Form 20-F for the period ending March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John C.K. Sham, President and Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ John C.K. Sham
John C.K. Sham President and Chief Executive Officer Date: September 29, 2006